                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934




                                August 28, 1998
               ------------------------------------------------
               Date of Report (Date of earliest event reported)



             Imperial Credit Commercial Mortgage Investment Corp.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Maryland                      000-23089                95-4648345
----------------------------        -------------          -------------------
(State or other jurisdiction         (Commission            (IRS Employer
    of incorporation)                File Number)          Identification No.)




           11601 Wilshire Blvd., Suite 2080, Los Angeles, CA  90025
           -----------------------------------------------------------
            (Address of principal executive offices)        (Zip Code)



                                (310) 231-1280
                        -------------------------------
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

     On August 28, 1998, Imperial Credit Commercial Mortgage Investment Corp. (the Registrant") issued a press release reporting (a) the purchase of 3 million shares of its common stock in the open market and in private transactions pursuant to its previously announced share repurchase plan and (b) the authorization by the Board of Directors, subject to certain conditions, of the repurchase of up to an additional 3 million shares of its common stock. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


ITEM 7.  EXHIBIT

     Exhibit 99.1  Press release of the Registrant, dated August 28, 1998
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                                   SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


       IMPERIAL CREDIT COMMERCIAL MORTGAGE INVESTMENT CORP.



       By:                  /s/  MICHAEL MELTZER
          ------------------------------------------------------------
             Michael Meltzer, Chief Financial Officer and Treasurer


Dated:  August 31, 1998

                                 EXHIBIT INDEX



EXHIBIT
  NO.                DESCRIPTION
-------       --------------------------
99.1          Press release of the Registrant dated August 28, 1998